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                                                                   EXHIBIT 23.01



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 12, 1997, on the consolidated financial statements of Hambrecht & Quist Group and Subsidiaries for the fiscal year ended September 30, 1997 included in Hambrecht & Quist Group's Form 10-K for the year ended September 30, 1997.


ARTHUR ANDERSEN LLP

San Francisco, California
April 17, 1998